UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 9, 2005

                                                         Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code             (415) 421-7900

                                                     N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2005, Williams-Sonoma, Inc. (the “Company”) amended its Reimbursement Agreements, dated July 1, 2005, with Bank of America, N.A., The Bank of New York and Wells Fargo Bank, N.A. (the “Banks”). These Reimbursement Agreements allow the Company to request the Banks to issue letters of credit on the Company’s behalf in an aggregate amount of up to $145,000,000. The amendments allow the Company to request the Banks to issue these letters of credit until September 9, 2006 and extend the latest expiration date for the letters of credit issued under the Reimbursement Agreements to February 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: September 9, 2005	By:	/s/ Sharon L. McCollam
Sharon L. McCollam Executive Vice President, Chief Financial Officer

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